As filed with the U.S. Securities and Exchange Commission on December 30, 2019
Registration No. 333-234851

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	[ X]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)
ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (626) 914-7363
Jeffrey T. Rauman, President
Advisors Series Trust
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:
Domenick Pugliese, Esq.
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this filing will become effective on December 30, 2019, or as soon thereafter as practicable, pursuant to a request for acceleration.
No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of common stock, no par value per share, of the Chase Growth Fund

Proxy Materials
PLEASE CAST YOUR VOTE NOW!

Chase Mid-Cap Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-861-7556
December 30, 2019
Dear Shareholder,
We are sending this information to you because you are a shareholder of the Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”), a series of Advisors Series Trust (the “Trust”). After careful consideration, Chase Investment Counsel Corporation (“Chase”), the Mid-Cap Fund’s investment adviser, has recommended, and the Board of Trustees (the “Board” or the “Trustees”) have approved, subject to shareholder approval, the reorganization of the Mid-Cap Fund into the Chase Growth Fund (the “Growth Fund”), also an existing series of the Trust (the “Reorganization”). Chase also serves as the investment adviser to the Growth Fund and the same portfolio managers are responsible for day-to-day management of each of the Mid-Cap Fund and the Growth Fund.
A Special Meeting of Shareholders of the Mid-Cap Fund is scheduled for 11:00 a.m., Central Time on January 28, 2020, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, where shareholders of the Mid-Cap Fund will be asked to vote on the Reorganization of the Mid-Cap Fund into the Growth Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As of December 13, 2019, the Mid-Cap Fund had approximately $21 million in assets and the Growth Fund had approximately $69 million in assets. Chase is seeking shareholder approval to reorganize the Mid-Cap Fund into the Growth Fund as the Mid-Cap Fund has not reached sufficient size to become economically viable and is not expected to achieve meaningful scale in the foreseeable future. Chase is not willing to indefinitely subsidize the expenses of the Mid-Cap Fund and without such subsidization, the net expenses of the Mid-Cap Fund will significantly increase. However, Chase believes the Reorganization may result in reduced expenses with greater potential for additional reduced expenses once the Growth Fund reaches further economies of scale. Effective simultaneously with the Reorganization, the Board has approved an expansion of the Growth Fund’s investment strategy from a large-capitalization strategy to an all-capitalization strategy, allowing the Fund to own small- and mid-cap stocks that the portfolio managers deem attractive.

As further explained in the enclosed Proxy Statement, if the proposed Reorganization is approved, your current shares in the Mid-Cap Fund will be exchanged for corresponding shares of the Growth Fund at the closing of the Reorganization. This exchange is expected to be tax-free for shareholders. You will be able to redeem shares of the Mid-Cap Fund in the ordinary course until the last business day before the closing and Chase will waive the redemption fee, if applicable, on any redemptions of Mid-Cap Fund shares prior to the closing of the Reorganization. Redemption requests received after that time will be treated as redemption requests for shares of the Growth Fund received in connection with the Reorganization.

Chase and the Board believe that the Reorganization is in the best interests of each of the Mid-Cap Fund and the Growth Fund and their respective shareholders, and that the interests of their respective shareholders will not be diluted as a result of the Reorganization. A discussion of the factors considered by the Board is included in the enclosed proxy statement. If the proposal is approved at the Special Meeting of Shareholders on January 28, 2020, the Reorganization will take place shortly thereafter. You will own shares of equal value in the Growth Fund immediately after the Reorganization takes place that you owned in the Mid-Cap Fund immediately prior to the Reorganization.

The proposal has been carefully reviewed by the Trust’s Board of Trustees. The Board of Trustees unanimously recommends that you vote FOR the proposal. It is very important that we receive your vote before January 28, 2020. We appreciate your participation and prompt response in this matter.

Sincerely,

Peter W. Tuz, CFA
President & Director
Chase Investment Counsel Corporation

Chase Mid-Cap Growth Fund
(a series of Advisors Series Trust)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-861-7556

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 28, 2020.

Notice is hereby given that a special meeting of shareholders of the Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”), a series of Advisors Series Trust (the “Trust”) will be held on January 28, 2020, at 11:00 a.m., Central Time, in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. The following matters will be considered and acted upon at that time:

1.
To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) for the Mid-Cap Fund. The Plan provides for the transfer of all of the assets of the Mid-Cap Fund to the Chase Growth Fund, in exchange for shares of the Chase Growth Fund and the assumption by the Chase Growth Fund of all liabilities of the Mid-Cap Fund, and the distribution of the Chase Growth Fund shares to the shareholders of the Mid-Cap Fund in complete liquidation of the Mid-Cap Fund; and

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on December 13, 2019 are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Trustees (“Board”) of the Trust recommends that you vote in favor of these proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 28, 2020 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.chaseinv.com. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Your vote is important - please vote your shares promptly.
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By order of the Board of Trustees,

Elaine E. Richards, Secretary
Advisors Series Trust
December 30, 2019

_____________________________________

REORGANIZATION OF
Chase Mid-Cap Growth Fund
(A series of Advisors Series Trust)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-861-7556

IN EXCHANGE FOR SHARES OF
Chase Growth Fund
(A series of Advisors Series Trust)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-861-7556
_____________________________________

Special Meeting of Shareholders - January 28, 2020

COMBINED PROXY STATEMENT AND PROSPECTUS

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Advisors Series Trust (the “Trust”) on behalf of its series, the Chase Mid-Cap Growth Fund (the “Mid-Cap Fund” or “Target Fund”) for use at a special meeting of shareholders of Mid-Cap Fund to be held on January 28, 2020. At the meeting, shareholders of the Mid-Cap Fund will be asked to approve an Agreement and Plan of Reorganization dated December 30, 2019 (the “Plan”) providing for the transaction described below. A form of the Plan is included as Exhibit A to this Proxy Statement. This Proxy Statement was first mailed to shareholders on or about December 31, 2019.

The Plan provides for: (1) the transfer of all of the assets and liabilities of the Target Fund to the Chase Growth Fund (the “Growth Fund” or “Acquiring Fund”); (2) the issuance of shares of common stock by the Acquiring Fund to the Target Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Target Fund, on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the Acquiring Fund for the Target Fund shareholders, the crediting of Acquiring Fund shareholders, in exchange for their shares of the Target Fund, with that number of full and fractional shares of the Acquiring Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Target Fund at the time of the Reorganization; and (4) the ultimate redemption by the Trust of the shares of the Target Fund prior to its dissolution.

If the Reorganization is approved by Mid-Cap Fund shareholders, you will become a shareholder in the Growth Fund and the value of your shares in the Growth Fund immediately after the closing of the Reorganization will be the same as the value of your shares in the Mid-Cap Fund immediately prior to the closing of the Reorganization.

The investment objective, investment strategies, policies, and restrictions of the Mid-Cap Fund and the Growth Fund (together, the “Funds”) are similar, although certain investment strategies and investment restrictions differ. These differences are not expected to have a material effect on the way the Growth Fund is managed compared to how the Mid-Cap Fund is managed. However, effective simultaneously with the Reorganization, the Board has approved an expansion of the Growth Fund’s investment strategy from a large-capitalization strategy to an all-capitalization strategy, allowing the Fund to own small- and mid-cap stocks that the portfolio managers deem attractive. See “Comparison of Investment Objectives and Policies.”

This Proxy Statement sets forth the information you should know about the Reorganization before voting. Please read this Proxy Statement and keep it for future reference. Further information about the Funds is contained in the Prospectus and Statement of Additional Information dated January 28, 2019, as supplemented, the semi-annual shareholder report dated March 31, 2019, and the annual shareholder report dated September 30, 2019. The Prospectus includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. The Statement of Additional Information, which contains additional detailed information about the Funds, should be read in conjunction with the Prospectus. The Funds’ semi-annual shareholder report dated March 31, 2019, the annual shareholder report dated September 30, 2019, current Prospectus and Statement of Additional Information are incorporated by reference herein (legally considered to be a part of this Proxy Statement). The shareholder reports contain information about Fund investments, including a review of market conditions and the portfolio managers’ recent investment strategies and their impact on performance. Copies of the Prospectus, annual and semi-annual shareholder reports, and Statement of Additional Information for the Funds are all available at no cost by calling 1-888-861-7556 or by visiting the Funds’ website at www.chaseinv.com.

All of the above-referenced documents are also on file with the U.S. Securities and Exchange Commission and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Proxy Statement, and in the Plan, a form of which is included as Exhibit A to this Proxy Statement.

What are shareholders being asked to vote on?
At a meeting held on September 11-12, 2019, the Board of Trustees of Advisors Series Trust (“AST” or the “Trust”), all of whom are Independent Trustees, as defined in the Investment Company Act of 1940, as amended, approved the proposed reorganization (the “Reorganization”) of the Chase Mid-Cap Growth Fund (the “Mid-Cap Fund” or “Target Fund”) into the Chase Growth Fund (the “Growth Fund” or “Acquiring Fund”) (together, the “Funds”) and recommended that shareholders also approve the Reorganization. The Reorganization, if approved by shareholders, will be accomplished by the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. Following the transfer, the Acquiring Fund shares received in the exchange will be distributed to shareholders of the Target Fund in complete liquidation of the Target Fund. As a result of the proposed Reorganization, (1) you will cease being a shareholder of the Target Fund; (2) instead you will become an owner of shares of the Acquiring Fund; and (3) the value of the shares you receive in the Acquiring Fund after the Reorganization will equal the value of your shares in the Target Fund as of the close of the business day immediately preceding the closing date of the transaction.

What vote is required to approve the Plan?
In order to approve the Reorganization, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). Approval of the Plan requires an affirmative vote of the lesser of: (a) 67% or more of the Target Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Target Fund’s outstanding shares. The Board recommends that shareholders of the Target Fund vote FOR the proposal.

Will there be any tax consequences to the Mid-Cap Fund or its shareholders?
The Reorganization will be structured to have no adverse tax consequences to the Mid-Cap Fund or its shareholders. The exchange of shares will not be a taxable event. Of course, Fund shareholders who sell their shares may have a capital gain or loss and any capital gain distributions from the Fund are also taxable. The Mid-Cap Fund will continue to be managed in accordance with its investment program up until the week or so preceding the execution of the merger, at which point the Mid-Cap Fund holdings that are not deemed suitable for the Growth Fund will be sold. It is expected that such repositioning may result in the realization of approximately $1,300,000 in capital gains (equivalent to $2.45 per share) to the Target Fund’s shareholders or 6.2% of the NAV. It is estimated that the portfolio repositioning of the Mid-Cap Fund, prior to the consummation of the Reorganization will result in brokerage commissions or other transaction costs of approximately $4,700 for the Target Fund, based on average commission rates, if such sales occurred on September 30, 2019. The capital gains to be realized from the repositioning will be distributed to Target shareholders prior to the Reorganization and may be taxable to such shareholders. Chase will bear the explicit transaction costs associated with the repositioning of the Mid-Cap Fund.

Immediately prior to the Reorganization, the Mid-Cap Fund will distribute any taxable income as a taxable dividend to shareholders. The Funds follow the same policies on reporting tax information to their shareholders and the IRS.

The Reorganization is conditioned upon the receipt of an opinion of tax counsel to the Fund that, while not entirely free from doubt, for federal income tax purposes:

•	no gain or loss will be recognized by the Mid-Cap Fund or its shareholders as a result of the Reorganization;

•
the holding period and adjusted basis of the Growth Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Mid-Cap Fund, and the Growth Fund will assume the holding period and adjusted basis of each asset of the Mid-Cap Fund that is transferred to the Growth Fund that asset had immediately prior to the Reorganization.

What are the investment objectives of the Funds?
The Mid-Cap Fund’s investment objective is “to achieve capital appreciation.” The Growth Fund’s investment objective is to “achieve the growth of capital.” See the Fund Comparison below for a further description of the similarities and differences of the Funds.

Are there any differences in the way the Funds are managed?
The investment objective, investment strategies, policies, and restrictions of the Funds are similar, although certain investment strategies and investment restrictions differ. These differences are not expected to have a material effect on the way the Growth Fund is managed compared to how the Mid-Cap Fund is managed. However, effective simultaneously with the Reorganization,

Combined Proxy Statement and Prospectus                                1

the Board has approved an expansion of the Growth Fund’s investment strategy from a large-capitalization strategy to an all-capitalization strategy, allowing the Fund to own small- and mid-cap stocks that the portfolio managers deem attractive.

Will there be any tax consequences to the Acquiring Fund or its shareholders as a result of the change in strategy after the Reorganization?
In connection with the Acquiring Fund’s change in investment strategy, which is separate from the Reorganization and does not require shareholder approval, it is expected that the Acquiring Fund will reposition 17% of its total post-merger assets. This repositioning may result in shareholders of the combined Acquiring Fund receiving a greater amount of capital gain distributions than they would have had the change in investment strategy not occurred. Chase estimates that such repositioning of securities will result in capital gains of approximately $2,360,000 in capital gains (equivalent to $0.46 per share) or 3.4% of the Acquiring Fund’s post-merger net assets. Chase also estimates that such repositioning would have resulted in brokerage commissions or other transaction costs of approximately $3,850 for the Acquiring Fund (equivalent to $0.0007 per share) or 0.005% of the NAV, based on average commission rates, if such sales occurred on September 30, 2019. The capital gains to be realized from the repositioning in connection with the change in strategy will be distributed to Acquiring Fund shareholders post the Reorganization and may be taxable to such shareholders. It is expected that the Acquiring Fund will bear these explicit transaction costs associated with the repositioning of the Acquiring Fund in connection with its change in investment strategy.

What are the Funds’ management arrangements?
Both Funds are advised by Chase Investment Counsel Corporation (“Chase” or the “Adviser”), 350 Old Ivy Way, Suite 100, Charlottesville, Virginia 22903 and each Fund has the same portfolio managers responsible for day-to-day management. Chase has been providing investment advisory services to individual and institutional investors since 1957. Chase is a Virginia corporation and an SEC-registered investment adviser. As of December 13, 2019, the Adviser had approximately $307 million in assets under management.

What are the procedures for purchasing, redeeming, exchanging, and pricing shares?
The procedures for purchasing, redeeming, exchanging, and pricing shares of the Funds are identical. Both Funds require a minimum initial investment of $2,000 on Class N shares and $1 million on Institutional Class shares, although simultaneously with the Reorganization, the minimum initial investment for the Institutional Class of the Growth Fund will be reduced to $500,000. Redemption and exchange rights of the Funds are also identical.
What are the Funds’ policies on dividends and distributions?
The Funds’ policies on dividends and distributions are identical. Each Fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each Fund are declared and paid annually. Distributions from net capital gains, if any, are declared annually and usually paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option.
Who is asking for my vote?
For the reasons set forth under “Reasons for the Reorganization,” the Board of the Trust (the “Board”) asks that you vote on the matter listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the special meeting on January 28, 2020, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, or by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.
Who is AST Fund Solutions, Inc.?
AST Fund Solutions, Inc. is a third-party proxy vendor that the Trust has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, as well as certain other costs associated with the Reorganization will be paid by Chase.
Who is eligible to vote?
Mid-Cap Fund shareholders of record at the close of business on December 13, 2019, (the “Record Date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held as of December 13, 2019. As of December 13, 2019, there were 530,614 shares of the Mid-Cap Fund outstanding. The Notice of Special Meeting of Shareholders, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about December 31, 2019. In some cases, a Fund may mail only one copy of this Proxy Statement to households in which more than one person in the household is

Combined Proxy Statement and Prospectus                                2

a Fund shareholder of record. If you need additional copies of this Proxy Statement or if you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund at 1-888-861-7556.

How is a quorum for the Special Meeting established?
The presence of 40% of the outstanding shares entitled to vote of a Fund constitutes a quorum for the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for the Target Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies for the Target Fund. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.
How do I vote my shares?
Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.
In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at 1-866-864-7964. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

Combined Proxy Statement and Prospectus                                3

Comparison of the Mid-Cap Fund to the Growth Fund

	Mid-Cap Fund (Target Fund)	Growth Fund (Acquiring Fund)
Form of Organization	A diversified series of the AST, an open-end investment management company organized as a Delaware statutory trust.	Same.
Net Assets as of December 13, 2019	$21,074,177	$68,904,558
Investment Adviser and Portfolio Managers
Investment Advisor:
Chase Investment Counsel Corporation
Portfolio Managers:
Robert C. Klintworth, CMT, Vice President, Portfolio Manager
Clay J. Sefter, Research Analyst/Assistant Portfolio Manager
Peter W. Tuz, CFA, CFP®, President and Director, Portfolio Manager
Same. Same.
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year
The Fund has a contractual expense cap of 1.18% (excluding class-specific expenses). The actual Total Annual Operating Expenses for the fiscal year ended September 30, 2019, for Institutional Class shares were 1.19%. (Including 0.01% attributed to AFFE.)

The Fund has a contractual expense cap of 1.15%. (excluding class-specific expenses). The actual Total Annual Operating Expenses for the fiscal year ended September 30, 2019, for Institutional Class shares were 1.11%. (Including 0.01% attributed to AFFE.)

Investment Objective	The Mid-Cap Fund’s investment objective is to achieve capital appreciation.	The Growth Fund’s investment objective is to achieve the growth of capital.
Investment Strategies and Process*
Under normal market conditions, the Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies with medium market capitalizations (a “mid-cap company”). This policy may only be changed upon sixty (60) days’ prior notice to shareholders. The Adviser generally considers a mid-cap company to be one that has a market capitalization between $1 billion and $20 billion. Mid-cap company stocks that the Adviser purchases for the Fund typically have earnings growth in excess of 10% per year on a historical basis, have demonstrated consistency of earnings growth over time and are believed by the Adviser to be of higher quality than other mid-cap company stocks.

Under normal market conditions, the Fund invests primarily in common stocks of domestic companies of any size market capitalization. Stocks that the Adviser purchases for the Fund typically have earnings growth in excess of 10% per year on a historical basis, have demonstrated consistency of earnings growth over time and are believed by the Adviser to be of higher quality than other company stocks.

The Fund may regularly have significant exposure to one or more sectors of the market. For example, as of September 30, 2019, 33% of the Fund’s total investments were invested in securities within the technology sector.

Same. (Except the Growth Fund had 37% of total investments in the technology sector as of September 30, 2019.)

In addition, the Fund may invest a portion of its assets in non-U.S. issuers that are either publicly traded in the U.S. or through the use of depositary receipts, such as American Depository Receipts (“ADRs”). The Fund may also use money market funds or exchange-traded funds (“ETFs”) for its cash position.

Same.

Combined Proxy Statement and Prospectus                                4

	Mid-Cap Fund (Target Fund)	Growth Fund (Acquiring Fund)

In buying and selling portfolio securities, the Adviser first screens companies for 10% or greater earnings growth over the last five years, consistency of earnings, and liquidity. The Adviser then applies a proprietary filter to find stocks with certain characteristics, such as earnings momentum and relative price performance, as well as a number of other fundamental and technical factors. The Adviser then conducts traditional fundamental security analysis to identify the key drivers of growth for each candidate, assess the risks to the company, and determine the most attractive buys for the Mid-Cap Fund. The Adviser continuously reviews prices and adjusts its price targets in response to changes in stock characteristics. The existence of alternative securities that the Adviser considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

Same.
	The Adviser expects that the Mid-Cap Fund’s investment strategy may often result in a portfolio turnover rate in excess of 100% on an annual basis.	Same.
Temporary Strategies
At the Adviser’s discretion, the Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in the Funds not achieving their investment objectives and a Fund’s performance may be negatively affected as a result. To the extent the Funds use a money market fund or ETF for their cash positions, there will be some duplication of expenses because each Fund would bear its pro rata portion of such money market fund’s or ETF’s management fees and operational expenses.
Same.
Management and Other Fees
Management Fee. 0.75% of the Fund’s average daily net assets.
Administration Fees.  The Fund pays a separate fee for administration, fund accounting and transfer agency services to U.S. Bancorp Fund Services, LLC (“Fund Services”). Additionally, the Fund pays separate fees for custodial services to U.S. Bank, National Association (“U.S. Bank”).
Management Fee. Same. Administration Fees. Same.
Distribution	Quasar Distributors, LLC provides distribution services to the Fund.	Same.
Expense Limitations
Chase has contractually agreed to waive all or a portion of its management fees and pay Mid-Cap Fund expenses (excluding AFFE, leverage interest, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit Total Annual Fund Operating Expenses for the Mid-Cap Fund to 1.18% of the Fund’s average daily net assets (the “Expense Cap”).
The Expense Cap will remain in effect through at least January 31, 2020, and may be terminated only by the Board of the Trust. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Chase has contractually agreed to waive all or a portion of its management fees and pay Growth Fund expenses (excluding AFFE, leverage interest, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit Total Annual Fund Operating Expenses for the Growth Fund to 1.15% of the Fund’s average daily net assets (the “Expense Cap”).
The Expense Cap will remain in effect through at least January 31, 2021, and may be terminated only by the Board of the Trust. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Combined Proxy Statement and Prospectus                                5

	Mid-Cap Fund (Target Fund)	Growth Fund (Acquiring Fund)
Buying Shares	You may buy shares directly from the Fund through its transfer agent or through third-party financial intermediaries.	Same.
Exchange Privilege	You may exchange your Fund shares for shares of the other Fund.	Same.
Selling Shares
Shares of the Fund will be sold at the net asset value per share calculated after the Fund receives your request in good order.

If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectus. Redemptions may also be made through third-party financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.
Same. Same.

*	The description of the investment strategy for the Growth Fund reflects changes approved by the Board to that strategy that will become effective simultaneously with the closing of the Reorganization.
Comparison of the Funds’ Principal Investment Strategies and Processes
The Funds have similar, although not identical, investment objectives and principal investment strategies. Both Funds invest in equity securities, specifically common stock of domestic companies. However, the Mid-Cap Fund has a policy of investing at least 80% of its net assets in medium-capitalization companies, while simultaneously with the closing of the Reorganization, the Growth Fund will have no such policy and may invest in companies of any size market capitalization. Prior to the Reorganization, the Growth Fund primarily invested in large capitalization companies. For both Funds, the Adviser assesses companies for purchase that have earnings growth in excess of 10% per year on a historical basis, have demonstrated consistency of earnings growth over time and are believed by the Adviser to be of higher quality than other stocks. Both Funds may have significant exposure to a particular sector and at fiscal year-end, both Funds were heavily invested in the technology sector, amounting to more than 30% of each Fund’s assets. Both Funds may invest in non-U.S. issuers, such as ADRs and both Funds may invest in ETFs. The buying and selling process for both Funds is the same.
Comparison of Principal Risks of Investing in the Funds
A discussion regarding certain principal risks of investing in the Funds is set forth below. The risks are identical for both Funds except the Growth Fund has a “Large-Cap Companies Risk” and a “Small-Cap Companies Risk.”

This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Funds’ Prospectus and the Statement of Additional Information. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment:

Principal Risks of Investing in the Mid-Cap Fund and the Growth Fund

Market and Regulatory Risk - Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

Management Risk - The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to correctly identify economic trends and select stocks, particularly in volatile stock markets.

Equity Securities Risk - The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

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Sector Emphasis Risk - Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if exposure to such sector comprised a lesser portion of the Fund’s portfolio.

Technology Sector Risk - Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Foreign Securities Risk - Foreign securities are subject to special risks in addition to those of issuers located in the U.S. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Depositary Receipt Risk - Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Medium-Sized Company Risk - A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Principal Risk of Investing in the Growth Fund

Large-Cap Companies Risk - Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small-Cap Companies Risk - Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

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Comparison of Funds’ Investment Restrictions

The investment restrictions of the Funds are described below.

Mid-Cap Fund (Target Fund)	Growth Fund (Acquiring Fund)
Fundamental Investment Limitations
As a matter of fundamental policy, a Fund may not:
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one‑third of its total assets (including the amount borrowed) and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales.

No comparable fundamental policy.	Purchase securities on margin, except such short‑term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities.
Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the “1933 Act”), or any foreign law restricting distribution of securities in a country of a foreign issuer subject to illiquid securities policies;
Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
No comparable fundamental policy.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).
Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

Purchase or sell commodities or commodity contracts;	Purchase or sell commodities or commodity futures contracts.
Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).
Invest in companies for the purpose of exercising management or control;	Make investments for the purpose of exercising control or management.
Invest in securities of other investment companies except by purchase in the open market involving only customary broker’s commissions, or as part of a merger, consolidation, or acquisition of assets;	No comparable fundamental policy.
Invest in interests in oil, gas, or other mineral exploration or development programs;	No comparable fundamental policy.
Participate on a joint or a joint and several basis in any securities trading account;	No comparable fundamental policy.
Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and
No comparable fundamental policy.

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Mid-Cap Fund (Target Fund)	Growth Fund (Acquiring Fund)
Fundamental Investment Limitations (Both Funds)
As to both Funds, investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) Technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii) Utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Mid-Cap Fund (Target Fund)	Growth Fund (Acquiring Fund)
Non-Fundamental Investment Limitations
In addition to the fundamental policies and investment restrictions described above, each Fund will also be subject to the following non-fundamental investment restrictions.

As a matter of non-fundamental policy, a Fund may not:

Hold more than 15% of its net assets in illiquid securities;	Invest more that 15% of its net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act.

Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal securities law.

Engage in arbitrage transactions;
Make loans of securities.
Invest less than 80% of its net assets in the equity securities of companies that have a mid-size capitalization. This policy of investing in mid-cap securities may only be changed upon 60 days’ prior notice to shareholders; or

Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

Other Consequences of the Reorganization

Management Fee and Structure. Chase serves as the investment adviser to both Funds. After the Reorganization, Chase will continue to serve as investment adviser to the Growth Fund. Under an investment advisory agreement with the Funds, each Fund compensates Chase for its investment advisory services as shown in the table below. For the fiscal year ended September 30, 2019, Chase received the following management fees as a percentage of average daily net assets, after any waivers.

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	Annual Advisory Fee	Advisory Fee Received (after waivers)
Mid-Cap Fund (Target Fund)	0.75%	0.01%
Growth Fund (Acquiring Fund)	0.75%	0.75%
The investment advisory agreement is further described under “Additional Information About the Funds - Investment Advisory Agreement,” below.
Expense Limitation. Chase has contractually agreed, however, to waive a portion of its management fees and pay expenses of the Growth Fund and the Mid-Cap Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, leverage interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed 1.15% of the Growth Fund’s, and 1.18% of the Mid-Cap Fund’s, average daily net assets through at least January 31, 2021 for the Growth Fund and at least through January 31, 2020 for the Mid-Cap Fund. The term of each Fund’s operating expenses limitation agreement is indefinite and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board’s independent trustees who oversee the Funds. Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and Fund expenses. However, with respect to the Mid-Cap Fund, once the Reorganization is complete, any remaining unreimbursed amounts will no longer be eligible for recoupment by the Adviser.
Past Performance
Set forth below is performance information that provides some indication of the risks of investing in the Funds. The charts show changes in each Fund’s performance from year-to-year. The tables show how the average annual returns of each class of shares for the periods shown compare to a broad-based market index.
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Prior to the Reorganization, the Growth Fund had an investment strategy to primarily invest in large-cap stocks. The performance shown below for periods prior the change in investment strategy was achieved under the Fund’s prior investment strategy. Updated performance information is available online at www.chaseinv.com or by calling 1-888-861-7556.

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Mid-Cap Fund (Target Fund)
Class N - Calendar Year Total Returns as of December 31
The calendar year-to-date return as of September 30, 2019 was 20.35%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.26% (quarter ended 12/31/2010) and the lowest return for a calendar quarter was -15.08% (quarter ended 12/31/2018).
Growth Fund (Acquiring Fund)
Class N - Calendar Year Total Returns as of December 31

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The calendar year-to-date return as of September 30, 2019 was 18.70%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.34% (quarter ended 3/31/2012) and the lowest return for a calendar quarter was -16.02% (quarter ended 12/31/2018).
Average Annual Total Returns
Mid-Cap Fund (Target Fund)

The table shows how the Fund’s Class N and Institutional Class shares average annual returns for 1-year, 5-years, and 10-years and since retention of the Adviser compare with those of broad measures of market performance and an index that reflects the Lipper category applicable to the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Class N; after-tax returns for the Institutional Class will vary to the extent it has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Average Annual Total Returns				Since
(for the periods ended December 31, 2018)				Inception
	1 Year	5 Years	10 Years	(9/1/2002)(2)
Class N (1)
Return Before Taxes	-7.97%	4.86%	12.95%	8.66%
Return After Taxes on Distributions	-10.05%	2.00%	11.09%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	-3.23%	3.55%	10.69%	7.22%
Institutional Class (1)
Return Before Taxes	-7.84%	5.06%	13.11%	8.76%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-4.75%	7.42%	15.12%	10.63%
Lipper Mid-Cap Growth Funds Index (reflects no deduction for taxes)	-3.53%	6.64%	13.74%	9.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	8.55%

Class N incepted on September 1, 2002, and the Institutional Class incepted on February 2, 2012.  Performance shown prior to the inception of the Institutional Class reflects the performance of Class N and includes expenses that are not applicable to and are higher than those of the Institutional Class.

Prior to September 1, 2002, the Predecessor Mid-Cap Fund was advised by a different investment adviser.  Performance from January 1, 2001, the inception date of the Predecessor Mid-Cap Fund, to August 31, 2002, is not shown.

Growth Fund (Acquiring Fund)

The table shows how the Fund’s Class N and Institutional Class shares average annual returns for 1-year, 5-years, and 10-years and since inception compare with those of broad measures of market performance and an index that reflects the Lipper category applicable to the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Class N; after-tax returns for the Institutional Class will vary to the extent it has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Effective January 31, 2020, the Fund’s strategy will be changing.

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Average Annual Total Returns (for the periods ended December 31, 2018)	1 Year	5 Years	10 Years	Since Inception (12/2/1997)
Class N (1)
Return Before Taxes	-3.97%	7.75%	10.64%	7.27%
Return After Taxes on Distributions	-6.48%	4.74%	7.89%	5.88%
Return After Taxes on Distributions and Sale of Fund Shares	-0.40%	5.73%	8.38%	6.00%
Institutional Class (1)
Return Before Taxes	-3.88%	7.95%	10.88%	7.41%
Russell 1000® Growth Index (2) (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.29%	6.41%
Lipper Large Cap Growth Funds Index (reflects no deduction for taxes)	-0.47%	8.98%	14.09%	5.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	6.59%

(1) Class N incepted on December 2, 1997, and the Institutional Class incepted on January 29, 2007. Performance shown prior to the inception of the Institutional Class reflects the performance of Class N and includes expenses that are not applicable to and are higher than those of the Institutional Class.

(2) Effective January 31, 2020, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the S&P 500 Index, which is a more familiar broad-based index to shareholders, is comparable to the Russell 1000 Growth Index and is provided at a lower cost to the Fund.

The Funds’ Fees and Expenses
The following Summary of Fund Expenses shows the current fees and expenses for the Mid-Cap Fund compared to the Growth Fund (based on the fiscal year ended September 30, 2019) and the pro forma fees and expenses of the Growth Fund for the same period assuming the Reorganization had occurred on October 1, 2018. Both Funds charge a 2.00% redemption fee on shares held for 60 days or less. Each of the Funds is subject to certain annual operating Fund expenses as indicated in the Summary below.
Summary of Fund Fees and Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	(Target Fund) Mid-Cap Fund Class N	(Target Fund) Mid-Cap Fund Institutional Class	(Acquiring Fund) Growth Fund Class N	(Acquiring Fund) Growth Fund Institutional Class	Growth Fund Class N (Pro Forma)	Growth Fund Institutional Class (Pro Forma)
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Shareholder Servicing Plan Fees	0.15%	None	0.15%	None	0.15%	None
Other Expenses	1.17%	1.17%	0.40%	0.40%	0.32%	0.32%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)(2)(3)	2.08%	1.93%	1.31%	1.16%	1.23%	1.08%

(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Mid-Cap Fund and does not include expenses of 0.01% attributed to AFFE.

(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Growth Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses.

(3)
Chase has contractually agreed, however, to waive a portion of its management fees and pay expenses of the Growth Fund and the Mid-Cap Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, leverage interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed 1.15% of the Growth Fund’s, and 1.18% of the Mid-Cap Fund’s (each an “Expense Cap”), average daily net assets through at least January 31, 2021 for the Growth Fund and at least through January 31, 2020 for the Mid-Cap Fund. The Expense Caps may be terminated only by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”). The Adviser may request recoupment of previously waived fees and expenses from the Growth Fund for 36 months from the date they were waived or paid, subject to the Expense Cap. However, with respect to the Mid-Cap Fund, once the Reorganization is complete, any remaining unreimbursed amounts will no longer be eligible for recoupment by the Adviser.

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Example of Effect of Fund Expenses
The Example is intended to help you compare the costs of investing in the Mid-Cap Fund with the cost of investing in the Growth Fund, assuming the Reorganization has been completed. The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same (taking into account the Expense Cap for the first year only for the Growth Fund). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Mid-Cap Fund (Target Fund), Class N	$211	$652	$1,119	$2,410
Mid-Cap Fund (Target Fund), Institutional Class	$196	$606	$1,042	$2,254
Growth Fund (Acquiring Fund), Class N	$133	$415	$718	$1,579
Growth Fund (Acquiring Fund), Institutional Class	$118	$368	$638	$1,409
Growth Fund, Class N (Pro Forma)	$125	$390	$676	$1,489
Growth Fund, Institutional Class (Pro Forma)	$110	$343	$595	$1,317
Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year ended September 30, 2019, the Mid-Cap Fund’s portfolio turnover rate was 130.82% of the average value of its portfolio. During the most recent fiscal year ended September 30, 2019, the Growth Fund’s portfolio turnover rate was 106.29% of the average value of its portfolio.
Federal Income Tax Consequences of the Reorganization
As a non-waiverable condition to the Reorganization, the Mid-Cap Fund will have received an opinion of counsel to the effect that, while not entirely free from doubt, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, neither the Mid-Cap Fund nor its shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the Growth Fund shares received by each shareholder of the Mid-Cap Fund in the Reorganization should be the same as the tax basis and holding period of the Mid-Cap Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the shares received, the shares given up must have been held as capital assets by the shareholder. In addition, the tax basis and holding period of the assets of the Mid-Cap Fund will be the same when acquired by the Growth Fund in the Reorganization. See “Information About the Reorganization - Federal Income Tax Consequences,” below.
* * * * * * * * * * * * *
The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Prospectus and Statement of Additional Information of the Funds, and the Agreement and Plan of Reorganization (the “Plan”). Shareholders should read this entire Proxy Statement carefully.

INFORMATION ABOUT THE REORGANIZATION
Reasons for the Reorganization. The Adviser informed the Board of AST that it has determined, after careful consideration, that a Reorganization of the Mid-Cap Fund into the Growth Fund would, in its view, be in the best interests of the shareholders of each Fund. The Reorganization was recommended by the Adviser to the Board of AST at its meeting held on September 11-12, 2019. In recommending the Reorganization the Adviser noted, among other things, that the Mid-Cap Fund had

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approximately $21 million in assets. The Adviser noted that the Mid-Cap Fund’s prospects of material growth so as to achieve economies of scale over the long term was, in its view, unlikely. Additionally, the Adviser noted that the current expense limitation for the Mid-Cap Fund expires on January 31, 2020, and the financial burden on the Adviser in subsidizing the Fund to maintain these expense ratios indefinitely, particularly given the Mid-Cap Fund’s poor growth prospects, was significant. As a result, the Adviser indicated that it was unwilling to renew the expense limitation agreement for the Mid-Cap Fund after its expiration. If the expense limitation agreement is not renewed, the Mid-Cap Fund’s total expense ratio would increase significantly.
In contrast, the Growth Fund has been more successful in gathering assets and has a more diversified shareholder base. The Adviser further considered that the investment objectives and principal investment strategies of the Funds are substantially similar, that the Funds were managed by the same portfolio management team, and that the combination of the Funds was likely to result in economies of scale to the Growth Fund and its shareholders. Given these and other considerations, the Adviser informed the Board that it believed that the proposed Reorganization was in the best interests of the shareholders of both Funds. Combining the Funds will reduce the likelihood that Chase will have to liquidate Mid-Cap Fund due to its inability to continue subsidizing its expenses. As a result, Chase recommended, and the Board approved, subject to shareholder approval, the Reorganization of the Mid-Cap Fund into the Growth Fund. In considering Chase’s recommendation, the Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization. The Board also considered the Adviser’s proposal to expand the investment strategies of the Growth Fund effective with the Reorganization to an all capitalization strategy. Pursuant to the Agreement and Plan of Reorganization, Chase has agreed to bear all the explicit costs and expenses incurred in connection with the Reorganization, including any explicit repositioning costs.
Following the Reorganization, the investment advisory fee paid by the Growth Fund (0.75% of the Fund’s average daily net assets) will be the same as the investment advisory fee paid by the Mid-Cap Fund (0.75% of the Fund’s average daily net assets). Chase has agreed to retain, through at least January 31, 2021, the expense cap for the Growth Fund of 1.15% of average daily net assets. For both Funds, the expense limitation does not cover AFFE, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and other class-specific expenses. The current operating expenses of the Growth Fund are lower than the Growth Fund’s expense cap. The Adviser may request recoupment of previously waived fees and expenses from the Growth Fund for 36 months from the date they were waived or paid, subject to the Expense Cap. However, with respect to the Mid-Cap Fund, once the Reorganization is complete, any remaining unreimbursed amounts will no longer be eligible for recoupment by the Adviser.
Reorganization Agreement. The Agreement and Plan of Reorganization (the “Reorganization Agreement”) sets forth the terms by which the Mid-Cap Fund will be reorganized into the Growth Fund. The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.
The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Mid-Cap Fund to the Growth Fund, the Growth Fund will issue to the Mid-Cap Fund that number of full and fractional Growth Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Mid-Cap Fund, calculated as of the closing date of the Reorganization (the “Closing Date”). The Mid-Cap Fund will redeem its shares in exchange for the Growth Fund shares received by it and will distribute such shares to the shareholders of the Mid-Cap Fund in complete liquidation of the Mid-Cap Fund. The Class N and Institutional Class shareholders of the Mid-Cap Fund will receive Class N and Institutional Class shares, respectively, of the Growth Fund based on their respective holdings in the Mid-Cap Fund as of the last business day preceding the Closing Date (the “Valuation Time”).
Upon completion of the Reorganization, each shareholder of the Mid-Cap Fund will own that number of full and fractional shares of the Growth Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Mid-Cap Fund as of the Valuation Time. Such shares will be held in an account with the Growth Fund identical in all material respects to the account currently maintained by the Mid-Cap Fund for such shareholder.
Until the Valuation Time, shareholders of the Mid-Cap Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Growth Fund’s transfer agent of a redemption request in proper form. Purchases of the Mid-Cap Fund are no longer permitted. Redemption requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Growth Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Mid-Cap Fund will be canceled on the books of the Growth Fund and the transfer agent’s books of the Mid-Cap Fund will be permanently closed.
The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Mid-Cap Fund and the receipt of a legal opinion from counsel addressed to the Mid-Cap Fund with respect to

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certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on January 31, 2020, or such other date as is agreed to by the parties.
The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.
Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Mid-Cap Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.
This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Mid-Cap Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.
In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.
Note: Mid-Cap Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.
The Trust, on behalf of both Funds, will receive an opinion from the law firm of Sullivan & Worcester LLP substantially to the effect that, based on certain facts, assumptions and representations made by the Mid-Cap Fund and the Growth Fund, and while not entirely free from doubt, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
(a)The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.
(b)No gain or loss will generally be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund’s shareholders in exchange for their shares of the Target Fund.
(c)No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund.
(d)The adjusted tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.
(e)The holding period of the assets of the Target Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Target Fund immediately prior to the Reorganization.
(f)No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Target Fund.
(g)The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Target Fund Shares held by the Target Fund’s shareholders immediately prior to the Reorganization.

Combined Proxy Statement and Prospectus                                16

(h)The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefore, provided that the Target Fund Shares were held as a capital asset on the Closing Date.
Repositioning of the Target Funds’ Portfolio Assets
While both the Target Fund and Acquiring Fund have similar investment objectives and similar investment strategies and risks, the Funds are of different sizes and hold different securities. Accordingly, Chase Investment Counsel currently estimates that, to maintain an optimized portfolio for the Acquiring Fund and expand the strategy to an all-cap fund, several of the holdings within Acquiring Fund and the Target Fund will be repositioned.

While market and other conditions at the time of closing will impact the level and timing of the portfolio repositioning process, Chase estimates that under current conditions, approximately 47% of the value of the Target Fund’s portfolio assets will be sold immediately prior to the Reorganization. It is expected that such repositioning may result in the realization of approximately $1,300,000 in capital gains (equivalent to $2.45 per share) to the Target Fund’s shareholders or 6.2% of the NAV. It is estimated that the portfolio repositioning of the Target Fund, prior to the consummation of the Reorganization will result in brokerage commissions or other transaction costs of approximately $4,700 for the Target Fund, based on average commission rates, if such sales occurred on September 30, 2019. The capital gains to be realized from the repositioning will be distributed to Target Fund shareholders prior to the Reorganization and may be taxable to such shareholders. Chase will bear the explicit transaction costs associated with the repositioning of the Target Fund.

In connection with the Acquiring Fund’s change in investment strategy, which is separate from the Reorganization and does not require shareholder approval, it is expected that the Acquiring Fund will reposition 17% of its total post-merger assets. This repositioning may result in shareholders of the combined Acquiring Fund receiving a greater amount of capital gain distributions than they would have had the change in investment strategy not occurred. Chase estimates that such repositioning of securities will result in capital gains of approximately $2,360,000 in capital gains (equivalent to $0.46 per share) or 3.4% of the Acquiring Fund’s post-merger net assets. Chase also estimates that such repositioning would have resulted in brokerage commissions or other transaction costs of approximately $3,850 for the Acquiring Fund (equivalent to $0.0007 per share) or 0.005% of the NAV, based on average commission rates, if such sales occurred on September 30, 2019. The capital gains to be realized from the repositioning in connection with the change in strategy will be distributed to Acquiring Fund shareholders post the Reorganization and may be taxable to such shareholders. It is expected that the Acquiring Fund will bear these explicit transaction costs associated with the repositioning of the Acquiring Fund in connection with its change in investment strategy.

On September 30, 2019, the Chase all-cap equity strategy was more heavily weighted to large-capitalization stocks which the portfolio management team believed were responding better to market conditions at the time. The result is the need to sell almost half of the Target Fund securities which are all characterized as mid-cap equity securities. The all-cap equity strategy includes securities of varying market sizes, however, does not include all the securities held in the Adviser’s large-cap growth and mid-cap growth strategies for portfolio diversification and security weighting purposes. The all-cap strategy is typically comprised of what the Adviser believes to be the best stock ideas across the market cap range and weighted more heavily to the cap range which the Adviser believes will outperform in the current market conditions.

Comparison of Fund Holdings
As noted above, the Target Fund and Acquiring Fund have similar investment objectives and similar investment strategies and risks, but have different investment portfolios. The Acquiring Fund currently has 37 stocks in its portfolio and the Target Fund has 36 stocks in its portfolio. Twenty-three of the positions in the Target Fund are not held in the Acquiring Fund and 24 of the positions in the Acquiring Fund are not held by the Target Fund. The Target Fund will reposition its portfolio in anticipation of the Reorganization immediately prior to the Reorganization, as discussed above. In connection with the Acquiring Fund’s change in investment strategy, the Acquiring Fund will be required to reposition its portfolio following the Reorganization to an all-cap strategy. It is expected that the Acquiring Fund will reposition 17% of its total post-merger assets. If the Acquiring Fund were to convert to an all-cap strategy as of September 30, 2019 (prior to any merger with the Target Fund), eight of these stocks which are not held in the all-cap growth strategy (i.e., approximately 17% or $11,942,256) of its pre-merger investment portfolio) would be sold generating the following realized gains/(losses) for the Acquiring Fund.

	Amount	Per Share*	% of Net Assets*
Long-term realized gains	$1,934,137	$0.38	2.80%
Short-term realized gains	$425,650	$0.08	0.62%
Net realized gains	$2,359,787	$0.46	3.42%
*As of September 30, 2019.

Combined Proxy Statement and Prospectus                                17

Transaction costs also may be incurred due to the repositioning of the Acquiring Fund’s portfolio. Chase believes that these portfolio transaction costs, including estimated commissions, may be approximately $3,850. This repositioning will occur whether or not the Reorganization is consummated.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders should consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.
Board Considerations
In considering and approving the Reorganization at a meeting held on September 11-12, 2019, the Board discussed the future of the Mid-Cap Fund and the Adviser’s proposal to reorganize the Mid-Cap Fund into the Growth Fund. Among other things, the Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering the Reorganization, the Board took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:

•	The small size of the Mid-Cap Fund, its limited shareholder base and the Adviser’s view as to the limited prospects for future asset growth in the Fund and its future viability;

•
The Adviser’s view as to the financial burden on the Adviser of continuing the expense limitation agreement for the Mid-Cap Fund beyond its current term due to the impact of the expense reimbursement obligation on the Adviser and its business (including its ability to devote appropriate resources to the Fund) and the potential impact on Mid-Cap Fund shareholders of not renewing that agreement;

•
The fact that the Funds have substantially similar investment objectives and similar principal investment strategies. In this regard the Board took into account the Adviser’s proposal to expand the investment strategy of the Growth Fund to an all capitalization strategy effective with the Reorganization;

•	The Growth Fund has the same investment adviser and portfolio managers responsible for day-to-day management as the Mid-Cap Fund and the Board will continue to oversee the Growth Fund;

•	The contractual management fee for both Funds is the same;

•
The contractual expense limitations that Chase has agreed to maintain for the Growth Fund are lower than the contractual expense limitations in place for the Mid-Cap Fund and that the Growth Fund’s expenses are currently under the expense cap;

•
The Reorganization may result in certain economies of scale for the Growth Fund and the total net operating expense ratio for the Growth Fund is expected to remain lower than the Mid-Cap Fund following the Reorganization;

•	Due to the size of the Growth Fund and the fact that the combined Fund will be following its investment strategies, the Growth Fund will be the accounting/performance survivor in the Reorganization;

•	The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization;

•
The explicit transaction costs associated with the repositioning of the Mid-Cap Fund’s portfolio in connection with the Reorganization and other costs of the Reorganization, as set forth in the Reorganization Agreement, will be borne by Chase;

Combined Proxy Statement and Prospectus                                18

•	The interests of the current shareholders of the Mid-Cap Fund and the Growth Fund will not be diluted as a result of the Reorganization; and

•	The performance of the Mid-Cap Fund as compared to the performance of separately managed client accounts in the all-cap strategy.

The Board also considered that Chase was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve Chase of the obligation to continue to subsidize the Mid-Cap Fund, while retaining the assets by combining it with the Growth Fund.
The Board also considered alternatives to the Reorganization, such as the liquidation of the Mid-Cap Fund. In considering the alternative of liquidation, the Board noted that (1) Mid-Cap Fund shareholders not wishing to become part of the Growth Fund could redeem their shares of the Mid-Cap Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the Mid-Cap Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a substantially similar investment strategy managed by the same investment adviser and portfolio team in a substantially similar manner. The Board also discussed the alternative of maintaining the Mid-Cap Fund and considered that Chase was unwilling to commit to continue subsidizing the expenses of the Mid-Cap Fund after the termination of its current expense limitation agreement, which would result in a significant increase in the Mid-Cap Fund’s total operating expenses to be borne by shareholders.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the AST Board determined that the Reorganization is in the best interests of shareholders of the Mid-Cap Fund and the Growth Fund, and accordingly, unanimously approved the Reorganization of the Mid-Cap Fund into the Growth Fund and the Reorganization Agreement.
Costs and Expenses of the Reorganization. The Plan provides that all expenses of the Reorganization will be borne by Chase. Such expenses include, without limitation: (a) proxy solicitation costs, (b) expenses associated with the engagement of a proxy solicitor; (c) postage and mailing; (d) printing; (e) accounting fees; and (f) legal fees incurred by AST.
Capitalization. The following table sets forth the capitalization of the Funds and on a pro forma basis the successor Growth Fund, as of September 30, 2019, after giving effect to the Reorganization. The table does not show the actual combined aggregate for the number of shares the combined Fund is being issued in connection with the Reorganization, as this will depend on the NAV and the number of shares outstanding of the Mid-Cap Fund at the effective time of the Reorganization.

Fund Capitalization as of September 30, 2019	Net Assets	Shares Outstanding	Net Asset Value Per Share
Mid-Cap Fund	$21,074,177	530,615	$39.27 Class N; $40.22 Instl Class
Growth Fund	$68,904,558	5,166,411	$13.01 Class N; $13.64 Instl Class
Pro Forma Adjustments	$0	1,053,542
Growth Fund (Pro Forma)	$89,978,735	6,750,568	$13.01 Class N; $13.64 Instl Class

ADDITIONAL INFORMATION ABOUT THE FUNDS
Purchase, Redemption and Exchange Policies. The purchase, redemption and exchange policies for the Funds are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix B.

	To Open Your Account	To Add to Your Account
Class N	$2,000	$250
Institutional Class	$500,000	$500

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Distributions. Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gain distributions, if any, are also normally made in December, but the Funds may make an additional payment of dividends or distributions if they deem it desirable at any other time during the year.
Tax Information. Each Funds’ distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Mid-Cap Fund or the Growth Fund through a broker-dealer or other financial intermediary, the Funds and/or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid-Cap Fund or the Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory Agreement. Under the advisory agreements with AST, on behalf of each Fund, Chase supervises the management of the Fund’s investments and business affairs. At its expense, Chase provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. As compensation for its services, the Funds each pay to Chase a monthly advisory fee of 0.75% of average net assets. In addition to the advisory fees, each Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses (“AFFE”) and other customary Fund expenses. (AFFE are indirect fees that the Fund incurs from investing in the shares of other investment companies.) Chase has contractually agreed to reduce its fees and/or pay Fund expenses (excluding AFFE, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to limit Total Annual Fund Operating Expenses to 1.15% of the Growth Fund’s, and 1.18% of the Mid-Cap Fund’s, average daily net asset.
Chase may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board’s independent trustees who oversee the Funds. Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and Fund expenses. However, with respect to the Target Fund, once the Reorganization is complete, any remaining unreimbursed amounts will no longer be eligible for recoupment by the Adviser.

The term of the operating expenses limitation agreement is indefinite. With respect to the Growth Fund, the Expense Cap will remain in place at least through January 31, 2021, and with respect to the Mid-Cap Fund, will remain in place at least through January 31, 2020. Although the term of each Fund’s operating expenses limitation agreement is indefinite and can only be terminated by the Board, the Adviser has indicated that it cannot continue to subsidize the Mid-Cap Fund beyond January 31, 2020.

Please refer to “Summary - Summary of Fund Expenses” which illustrates the pro forma operating expenses for the Growth Fund after giving effect to the Reorganization. A discussion regarding the Board’s basis for approving the investment advisory agreement is included in the semi-annual report to shareholders for the fiscal period ended March 31, 2019.
Valuation. The Funds have the same Valuation Policy, which is more fully discussed in Appendix C-1 “Shareholder Information for the Growth Fund.” There are no material differences between the Valuation Policy of the Funds.
Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Growth Fund shares to be issued to the shareholders of the Mid-Cap Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. Because both Funds are series of AST, the Funds’ shares have identical characteristics.
The following is a summary of the material rights of shareholders of the Funds, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), AST’s Agreement and Declaration of Trust, and AST’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Mid-Cap Fund and Growth Fund are series of AST, an open-end management investment company organized as a Delaware statutory trust on October 3, 1996. The Mid-Cap Fund and Growth Fund both currently offer two classes of shares: Class N and Institutional Class.

Combined Proxy Statement and Prospectus                                20

Capital Stock. AST is authorized to issue an unlimited number of interests (or shares). The Mid-Cap Fund and the Growth Fund are two series, or mutual funds, formed by AST. Interests in the Mid-Cap Fund and the Growth Fund are represented by shares of beneficial interest each with no par value. As of the date of this information statement/prospectus, shares of approximately 39 other series of AST are offered in separate prospectuses and statements of additional information. AST may start additional series and offer shares of new funds under AST at any time.
Voting Rights. Each share of the Mid-Cap Fund and the Growth Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. AST Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. AST is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of AST. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. AST shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of AST are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
Fund Trustees and Officers. AST is managed by the Board. The persons sitting on the Board will continue to be the same after the Reorganization.
Investment Adviser. Both Funds are advised by Chase Investment Counsel Corporation (“Chase” or the “Adviser”), 350 Old Ivy Way, Suite 100, Charlottesville, Virginia 22903. Chase has been providing investment advisory services to individual and institutional investors since 1957. Chase is a Virginia corporation and an SEC-registered investment adviser. As of December 13, 2019, the Adviser had approximately $307 million in assets under management.
Fund Management. Chase will continue to be responsible for providing investment advisory/portfolio management services to Growth Fund following the Reorganization. The portfolio managers responsible for the day-to-day management of the Mid-Cap Fund are the same portfolio managers responsible for the day-to-day management of the Growth Fund.
Peter W. Tuz, CFA, CFP®, Robert C. Klintworth, CMT and Clay J. Sefter are the investment professionals at the Adviser primarily responsible for the day-to-day management of the Fund with 21 years, 15 years and over 3 years of experience, respectively, managing the Fund. Mr. Klintworth and Mr. Tuz serve as portfolio managers and analysts, and Mr. Sefter serves as an analyst and assistant portfolio manager on the Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Funds.

Other Fund Service Providers. The Mid-Cap Fund and the Growth Fund use the services of Fund Services as their transfer agent, administrator and fund accountant. Both Funds also use the services of U.S. Bank, an affiliate of Fund Services, as its custodian. Upon completion of the Reorganization, Fund Services and U.S. Bank will continue to provide services to the Growth Fund.
Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, serves as the independent registered public accounting firm to the Mid-Cap Fund and the Growth Fund.
Ownership of Securities of the Funds. As of December 13, 2019, the Record Date, the Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Funds as a group owned less than 1% of the outstanding voting securities of each of the Funds.

Combined Proxy Statement and Prospectus                                21

Shares Issued & Outstanding as of December 13, 2019
Mid-Cap Fund	530,614
Growth Fund	5,166,411

As of the December 13, 2019, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds:
Mid-Cap Fund, Class N

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	42.24%	Record

Charles Schwab & Co., Inc. Special Custody Acct. FBO its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	17.54%	Record

TD Ameritrade Inc., FEBO of our clients P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	5.74%	Record

Mid-Cap Fund, Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
CAPINCO c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	22.84%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	19.99%	Record

Pam Jessup 350 Old Ivy Way, Suite 100 Charlottesville, VA 22903	N/A	N/A	8.59%	Beneficial

c/o BMO Harris Bank NA Attn MF Maril & Co FBO 74 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	N/A	N/A	7.16%	Record

Combined Proxy Statement and Prospectus                                22

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.
Interests of Certain Persons. Chase Investment Counsel Corporation is the investment adviser to the Mid-Cap Fund and the Growth Fund.

Combined Proxy Statement and Prospectus                                23

AVAILABLE INFORMATION
AST is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Growth Fund will be passed on by the law firm of Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019.

EXPERTS
The financial statements and financial highlights of the Mid-Cap Fund and Growth Fund incorporated in this Proxy Statement by reference from the Funds’ annual report on Form N‑CSR for the fiscal year ended September 30, 2019 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS
The Mid-Cap Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Mid-Cap Fund at U.S. Bank Global Fund Services P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

Jeffrey T. Rauman
President, Advisors Series Trust

Appendix A                        A-A-1

Appendix A
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of December 30, 2019, by and between Advisors Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series the Chase Mid-Cap Growth Fund (the “Target Fund”) and the Trust, on behalf of its series the Chase Growth Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). Chase Investment Counsel Corporation is a party to this Agreement solely for purposes of paragraph 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Target Fund are made and shall be taken or undertaken by the Trust on behalf of the Acquiring Fund and Target Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in redemption of all outstanding Target Fund’s Shares (as defined below) and in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Fund is a series of a registered open-end management investment company, and the Acquiring Fund is a series of a registered open-end management investment company, and the Target Fund own securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Target Fund, that (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Trust shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund, and the Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Target Fund full and fractional Acquiring Fund Shares (to the third decimal place). All holders of either Class N or Institutional Class shares of the Target Fund will receive Class N or Institutional Class shares, respectively, of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

2.Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation

Appendix A                                            A-1

Time, books and records of the Target Fund, and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”).

3.Liabilities of the Target Fund. The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objectives and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

4.Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund (the “Target Fund’s Shares”) owned by Target Fund Shareholders at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

5.Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

6.Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

ARTICLE II

VALUATION

1.Net Asset Value of the Target Fund. The net asset value of the Target Fund’s Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of that Target Fund.

2.Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

3.Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of (a) the per share net asset value of the Target Fund’s Shares participating therein attributable to Class N and Institutional Class shares, respectively, determined in accordance with the valuation procedures referred to in paragraph 2.1, by (b) the net asset value per Class N and Institutional Class share, respectively, of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund’s Shares owned by Target Fund Shareholders at the Effective Time.

4.Determination of Value. All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Target Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Target Fund which are also held by the Acquiring Fund.

5.Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as

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set forth in their prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

1.Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Trust on or about [ ], or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

2.Transfer and Delivery of Assets. The Trust shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Target Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Target Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.Share Records. The Trust shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund’s Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

4.Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

1.Representations and Warranties of the Target Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Target Fund represents and warrants to the Acquiring Fund as follows:

1.The Target Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

2.The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and the registration of the Target Fund’s Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full

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force and effect.

3.No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

4.The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

6.The Trust is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By- Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

7.All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

8.Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of their properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

9.The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at [ ] have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

10.Since [ ], there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (10), a decline in net asset value per share of Target Fund’s Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of the Target Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.

11.At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

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12.At the end of its first taxable period since its commencement of operations, the Target Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of the taxable period since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Target Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Target Fund’s books. The Target Fund has no earnings or profits accumulated with respect to any taxable period in which the provisions of Subchapter M of the Code did not apply. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and have withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

13.All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into the Target Fund’s shares.

14.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

15.The Proxy Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund, will, at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (15) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

2.Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of the Trust, the Acquiring Fund represents and warrants to the Target Fund as follows:

1.The Acquiring Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

2.At the Effective Time, the Trust will be registered with the SEC as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

3.No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

4.The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be

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stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

6.The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of the Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

7.Except as otherwise disclosed to and accepted by the Target Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

8.The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [ ] have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

9.Since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund in writing. For the purposes of this subparagraph (9), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.

10.At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

11.At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the taxable year, which includes the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

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12.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

13.The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

14.The Proxy Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (14) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

1.Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with the Trust practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

2.No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

3.Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s Shares.

4.Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.Proxy Statement. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a prospectus/proxy statement on Form N-14 (the “Proxy Statement”), in compliance with the 1933 Act and the 1940 Act.

6.Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

7.Best Efforts. The Acquiring Fund and the Target Fund shall both use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

8.Other Instruments. The Target Fund and the Acquiring Fund, each covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a)

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the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

9.Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

1.Conditions Precedent to Obligations of Target Fund. The obligations of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

1.All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

2.The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Effective Time, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

3.The Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

4.The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

2.Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Funds to complete the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

1.All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

2.The Trust shall have delivered to the Acquiring Funds a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Trust.

3.The Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by their President or Vice President and their Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

4.The Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Effective Time.
5.The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.
6.The Trust shall have declared all necessary distributions to the Target Fund Shareholders, which, together with all previous distributions, will have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

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3.Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, an Target Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

1.This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust's Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this paragraph.
2.The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Target Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.

3.At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

4.All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

5.The Trust shall have received an opinion of Sullivan & Worcester LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein, and while not entirely free from doubt, conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will both be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b)No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for their shares of the Target Fund in complete liquidation of the Target Fund.

(c)No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

(d)The adjusted tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(e)The holding period of the assets of the Target Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Target Fund immediately prior to the Reorganization.

(f)No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of its Target Fund’s Shares for the Acquiring Fund Shares (including fractional shares to which it may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

(g)The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which it may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Target Fund’s Shares held by the Target Fund’s shareholders immediately prior to the Reorganization.

(h)The holding period of the Acquiring Fund Shares received by the shareholders of the Target

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Fund (including fractional shares to which it may be entitled) will include the holding period of the Target Fund’s Shares surrendered in exchange therefore, provided that the Target Fund’s Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Target Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Sullivan & Worcester LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.4.

6.U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

7.The Transfer Agent shall have delivered to the Trust a certificate of its authorized officer as set forth in paragraph 3.3.

8.The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.

9.Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

1.Indemnification by the Acquiring Fund. The Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund, and their trustees, officers, employees and agents (the “Trust Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its respective trustees, officers or agents.

2.Indemnification by the Target Fund. The Trust, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Target Fund or the members of the Target Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers or agents.

3.Liability of the Trust. The Trust understands and agrees that the obligations of either the Target Fund or the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Trust personally, but bind only the Target Fund and the Target Fund’s property or the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Trust other than the Target Fund or Acquiring Fund shall be responsible for the

Appendix A                                            A-10

obligations of the Trust hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Trust represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming such shareholder and trustee liability for acts or obligations of the Target Fund or Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

1.No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

2.Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Chase Investment Counsel Corporation. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement and prospectus supplements of the Target Fund relating to the Reorganization, and winding down the operations and terminating the existence of the Target Fund; explicit transaction costs associated with the repositioning of the Target Fund’s portfolio; legal fees of counsel to each of the Target Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

1.Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust or the Trust, on behalf of either the Target Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Trustees of the Target Fund pursuant to paragraph 6.3.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ further approval.

2.Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust on behalf of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:
If to the Trust:
Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202
Attention: Elaine E. Richards
With copies (which shall not constitute notice) to:
Sullivan & Worcester LLP
633 Broadway, 32nd Floor
New York, New York 10019

Appendix A                                            A-11

Attention: Domenick Pugliese, Esq.
If to Chase Investment Counsel Corporation:

Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, Virginia 22903
Attention: Jennifer King, Chief Compliance Officer

Appendix A                                            A-12

ARTICLE XI

MISCELLANEOUS

1.Entire Agreement. The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

2.Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Target Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

3.Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

4.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

5.Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

6.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [ ]th day of [ ], 2019.

ADVISORS SERIES TRUST on behalf of the CHASE MID-CAP GROWTH FUND	ADVISORS SERIES TRUST on behalf of the CHASE GROWTH FUND

By: _________________________________________	By:__________________________________________
Name: Jeffrey T. Rauman, Trust President	Name: Jeffrey T. Rauman, Trust President
Solely for purposes of paragraph 8.2 Chase Investment Counsel Corporation

By:__________________________________________
Name:

Appendix A                                            A-13

Appendix B
SHAREHOLDER INFORMATION FOR THE FUNDS
Note: As of the date of this Proxy Statement, the Mid-Cap Fund’s shares are not available for purchase.

How to Contact the Fund

Write to us at: Chase Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight address: Chase Growth Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202-5207
Telephone us at: 1‑888‑861‑7556 (toll free)	Visit our website at: www.chaseinv.com

General Information
You may purchase shares of a Fund class or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of a Fund class or sell (redeem) such shares at the NAV of a share of that Fund class next calculated (minus any redemption/exchange fee in the case of redemptions or exchanges) after the Fund or an authorized financial intermediary receives your request in proper form.

When and How NAV is Determined
The Fund’s share price is known as its NAV. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in proper form (as described below under “How to Purchase Shares”) by the Transfer Agent or a financial intermediary by 4:00 p.m., Eastern Time will be processed based on that day’s NAV. Transaction orders received after 4:00 p.m., Eastern Time will be based on the next day’s NAV. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). Fair value determinations may be made as described below under procedures as adopted by the Fund’s Board of Trustees.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-888-861-7556 for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

Appendix B                                            B-1

•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Buying Fund Shares
To open an account, you must make a minimum initial investment as listed in the table below.

Minimum Investments

	To Open Your Account	To Add to Your Account
Class N	$2,000	$250
Institutional Class	$500,000	$500

You may purchase shares of the Fund by check, by wire transfer through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate new account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1‑888‑861‑7556. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”

All purchase checks must be in U.S. dollars drawn on a domestic financial Institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete a new account application and send it together with your check for the amount you wish to invest in a Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA Patriot Act
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your new account application as part of the Trust’s Anti-Money Laundering Program. As requested on the new account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-888-861-7556 if you need additional assistance when completing your new account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the new account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Appendix B                                            B-2

By Mail
To purchase shares by mail, please complete the new account application and mail it with your check, payable to Chase Growth Fund, to the Transfer Agent at the following addresses. You may not send a purchase order or redemption request via overnight delivery to a United States Postal Service post office box.

Regular Mail Chase Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701

Note:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

By Telephone
If your signed new account application has been received by the Fund and unless you declined telephone purchase privileges in your new account application, you may purchase additional shares by calling the Fund toll-free at 1-888-861-7556. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. Your account must be open for 15 calendar days and you must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV per share next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been requested, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

By Wire
If you are making your first investment in the Fund, the Transfer Agent must have previously received a completed new account application before you can send in your wire purchase. You can mail or overnight deliver your new account application to the Transfer Agent at the above address. Upon receipt of your completed new account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C No.: 112-952-137
FFC: [Name of Fund]
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-888-861-7556. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through a Financial Intermediary
The Fund’s shares are offered through approved financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and their agents (together, “Brokers”). These Fund shares are also offered directly through the Fund’s distributor. An order placed with a Broker is treated as if it was placed directly with the Transfer Agent, and will be executed at the next NAV per share calculated by the Fund. Brokers may be authorized by the Fund’s principal

Appendix B                                            B-3

underwriter to designate other brokers and financial intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund, a Broker’s or, if applicable, a Broker’s authorized designee accepts the order. Your Broker will hold your shares in a pooled account in the Broker’s name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. A Broker who offers shares may require payment of fees from its individual clients. If you invest through a Broker, the policies and fees may be different than those described in this Prospectus. For example, the Broker may charge transaction fees or set different minimum investments. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Please contact your Broker to see if they are an approved Broker of the Fund and for additional information.

Automatic Investment Plan
Once you open your account, you may purchase shares of the Fund through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for the AIP, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 calendar days after the Transfer Agent has received your request to add this option.

If you hold Class N shares of the Fund, you may make regular investments in amounts of $250 or more using the AIP. If you hold Institutional Class shares of the Fund, you may make regular investments in amounts of $1,000 or more using the AIP. You may arrange for your bank or financial institution to transfer a pre-authorized amount. You may select this option by completing the “Automatic Investment Plan” section of the new account application and sending a voided check or savings deposit slip.

The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. You may terminate your participation in the AIP by notifying the Transfer Agent at 1-888-861-7556, at least five calendar days prior to the date of the next scheduled AIP purchase.

In-Kind Purchases
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund’s Institutional Class is being offered to a limited category of investors, most notably those individuals whose cumulative investment in a Fund equals or exceeds $1 million or to financial intermediaries whose aggregate investment across client accounts equals or exceeds $1 million.

Selling (Redeeming) Fund Shares
You may sell your shares by mail, telephone or through a Broker. As discussed below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Fund typically expects that they will take one to three days following the receipt of your redemption request to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund. If any shares being sold are part of an investment that has been paid for by check or electronic funds transfer through the ACH network, the Fund may delay sending your redemption proceeds until your purchase amount clears, which can take up to 15 calendar days.

The Fund typically expects that a Fund will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.

The Fund reserves the right to redeem in-kind. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during unusual market conditions.

No redemption request will be effective until all documents have been received in proper form by the Transfer Agent. Shareholders should contact the Transfer Agent toll-free at 1-888-861-7556 for further information concerning documentation required for a redemption of Fund shares.

The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 60 days or less. The redemption fee is more fully described below under “Tools to Combat Frequent Transactions.” Although the Fund has the goal of applying this redemption fee to all redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Appendix B                                            B-4

By Mail
You may sell (redeem) your shares by sending a signed written request to the Fund. You must give your account number and state the number of shares (or amount) you wish to sell. If the account is in the name of more than one person, each shareholder must sign the written request. Certain requests to redeem shares may require signature guarantees. Send your written request to the Fund at:

Regular Mail Chase Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701

Note:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

By Telephone
You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your new account application. You may sell your shares by calling the Transfer Agent toll free at 1-888-861-7556. Your redemption will be mailed to your address of record, wired to your bank of record or sent via electronic funds transfer through the ACH network to your pre-determined bank account. A $15 charge will be applied to each wire redemption. Although there is no charge for an ACH payment, you may not receive credit to your bank account for two to three business days. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. The Fund will take steps to confirm that a telephone redemption is authentic. This may include recording the telephone instructions or requiring a form of personal identification before acting on those instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserved the right to refuse telephone instructions if they cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed. You may request telephone redemption privileges after your account is opened. A written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source. The maximum redemption amount allowed by telephone is $50,000. Amounts in excess of $50,000 must be in writing and must include a signature guarantee as described below. The Adviser reserves the right to waive the maximum telephone redemption amount for certain accounts, such as omnibus or certain retirement plan accounts. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your redemption request in writing to the address noted above.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you monthly, quarterly or annually. Your account must have a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $50. If you elect this method of redemption, the Fund will send a check to your address of record or send the payment via electronic funds transfer through the ACH network directly to your bank account. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-861-7556. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days prior to the next withdrawal.

Account and Transaction Policies
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 days from the purchase date. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus.

Appendix B                                            B-5

Tools to Discourage Disruptive Short-Term Transactions
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performances. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Fund believe is consistent with shareholder interests.

Redemption Fees
The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 60 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by each Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Exchange transactions between the Fund is exempt from redemption fees. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Low Balance Accounts
If your total account balance for a Fund falls below $500 due to redemptions, the Fund may sell your shares of the Fund and send you the proceeds. The Fund will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $500 within 30 days, the Fund may sell your shares and send you the proceeds. A redemption fee will not be charged in this situation. The Fund will not sell your shares if your account value declines as a result of market fluctuations.

Signature Guarantees
A signature guarantee, from either a Medallion program member or non-Medallion program member, must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;

•	When redemption proceeds are sent or payable to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	When ownership is being changed on your account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or signature validation program stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Appendix B                                            B-6

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-888-861-7556 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Dividends and Distributions
Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gain distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if they deem it desirable at any other time during the year. Distributions will automatically be reinvested in additional shares unless you elect to have the distributions paid to you in cash. Distributions are generally taxable to you whether reinvested or paid in cash. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions. Reinvested distributions will be purchased at NAV per share. You may change your distribution option in writing or by calling the Fund at 1-888-861-7556. Any change should be submitted 5 days prior to the next distribution. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested. Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedules before you invest.

Taxes
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.
In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gain dividends a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income or as qualified dividend income depending on the source of such income to the Fund and provided that certain holding period requirements are met. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20%. The eligibility for qualified dividend tax rates depends on the underlying investments of the Fund. Some of your distributions may not be eligible for this preferential tax rate. A surtax on net investment income at the rate of 3.8% may apply to shareholders with adjusted gross incomes over $200,000 for a single filer and $250,000 for married joint filers. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Although distributions are generally taxable when received, distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if they were paid in December. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined. When you sell shares of the Fund, you may have a capital gain or loss. The Code limits the deductibility of capital losses in certain circumstances. For tax purposes, an exchange of your shares of one Fund for shares of the other Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.
For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. There is currently no mechanism for the Fund to the extent that the Fund invests in REITs or MLPs, to pass through

Appendix B                                            B-7

to non-corporate shareholders the character of ordinary REIT dividends or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate shareholders the ability to claim this deduction.
If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by a Fund relating to that tax year. You will be informed annually of the amount and nature of a Fund’s distributions. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. An exception applies for distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) which will not be currently taxable if the assets in the tax-deferred account were not acquired with borrowed funds. Non-U.S. investors may be subject to U.S. withholding and estate tax. By law, the Fund must withhold as backup withholding a portion of your taxable distribution and proceeds, under section 3406 of the Code if you do not provide your correct taxpayer identification number (“TIN”) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.
You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund. Tax consequences are not the primary consideration of the Fund when making their investment decisions.

Appendix B                                            B-8

Appendix C
FINANCIAL HIGHLIGHTS
It is anticipated that following the Reorganization, the Growth Fund will be the accounting survivor of the Mid-Cap Fund. The following financial highlights tables are intended to help you understand the Mid-Cap Fund’s financial performance for the periods shown below compared to the financial performance of the Growth Fund. Certain information reflects financial results for a single Fund share outstanding for the entire period. The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions). The information presented in the tables below for the fiscal years ended September 30, 2019 has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.66	$13.67	$12.63	$12.74	$14.76
Income from investment operations:
Net investment loss(1)	(0.05)	(0.05)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain/(loss) on investments and written options	(0.18)	2.57	2.12	1.16	0.52
Total from investment operations	(0.23)	2.52	2.09	1.15	0.49
Less distributions:
From net realized gain on investments	(1.42)	(1.53)	(1.05)	(1.26)	(2.51)
Total distributions	(1.42)	(1.53)	(1.05)	(1.26)	(2.51)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$13.01	$14.66	$13.67	$12.63	$12.74

Total return	-0.32%	20.10%	18.02%	9.15%	3.70%

Ratios/supplemental data:
Net assets, end of year (thousands)	$32,593	$40,480	$43,936	$47,601	$58,061
Ratio of expenses to average net assets	1.23%	1.19%	1.26%	1.27%	1.29%
Ratio of net investment loss to average net assets	(0.37%)	(0.39%)	(0.23%)	(0.07%)	(0.22%)
Portfolio turnover rate	106.29%	62.10%	82.53%	45.80%	40.05%

(1)	Based on average shares outstanding.

(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Appendix C                                            C-1

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares

	Year Ended September 30,
	2019		2018	2017	2016		2015
Net asset value, beginning of year	$15.29		$14.18	$13.05	$13.10		$15.06
Income from investment operations:
Net investment income/(loss)(1)	(0.04)		(0.04)	(0.01)	0.02		0.00	(2)
Net realized and unrealized gain/(loss) on investments and written options	(0.19)		2.68	2.19	1.19		0.55
Total from investment operations	(0.23)		2.64	2.18	1.21		0.55
Less distributions:
From net realized gain on investments	(1.42)		(1.53)	(1.05)	(1.26)		(2.51)
Total distributions	(1.42)		(1.53)	(1.05)	(1.26)		(2.51)
Paid-in capital from redemption fees	0.00	(1)(2)	—	—	0.00	(1)(2)	—
Net asset value, end of year	$13.64		$15.29	$14.18	$13.05		$13.10

Total return	-0.30%		20.24%	18.14%	9.38%		4.07%

Ratios/supplemental data:
Net assets, end of year (thousands)	$36,312		$38,911	$34,204	$33,030		$30,886
Ratio of expenses to average net assets	1.15%		1.10%	1.11%	1.07%		1.04%
Ratio of net investment income/(loss) to average net assets	(0.29%)		(0.30%)	(0.09%)	0.13%		0.03%
Portfolio turnover rate	106.29%		62.10%	82.53%	45.80%		40.05%

(1)	Based on average shares outstanding.

(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Appendix C                                            C-2

Chase Mid-Cap Growth Fund

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$42.34	$40.64	$41.54	$41.19		$45.62
Income from investment operations:
Net investment loss(1)	(0.27)	(0.23)	(0.06)	(0.16)		(0.26)
Net realized and unrealized gain on investments	0.64	7.22	5.59	4.11		1.01
Total from investment operations	0.37	6.99	5.53	3.95		0.75
Less distributions:
From net realized gain on investments	(3.44)	(5.29)	(6.43)	(3.60)		(5.18)
Total distributions	(3.44)	(5.29)	(6.43)	(3.60)		(5.18)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$39.27	$42.34	$40.64	$41.54		$41.19

Total return	2.20%	18.56%	15.03%	9.80%		1.89%

Ratios/supplemental data:
Net assets, end of year (thousands)	$11,022	$13,373	$12,766	$14,677		$19,035
Ratio of expenses to average net assets:
Before fee waiver	2.05%	1.93%	1.91%	1.88%		1.76%
After fee waiver	1.31%	1.32%	1.33%	1.38%	(3)	1.43%
Ratio of net investment loss to average net assets:
Before fee waiver	(1.44%)	(1.18%)	(0.74%)	(0.91%)		(0.91%)
After fee waiver	(0.70%)	(0.57%)	(0.16%)	(0.41%)		(0.58%)
Portfolio turnover rate	130.82%	87.21%	148.07%	89.68%		50.61%

(1)	Based on average shares outstanding.

(2)	Amount is less than $0.01 per share.

(3)	Effective April 1, 2016, the Adviser contractually agreed to lower the net annual operating expense cap to 1.33%.

The accompanying notes are an integral part of these financial statements.

Appendix C                                            C-3

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$43.21	$41.32	$42.08	$41.61	$45.92
Income from investment operations:
Net investment loss(1)	(0.22)	(0.18)	(0.02)	(0.09)	(0.14)
Net realized and unrealized gain on investments	0.67	7.36	5.69	4.16	1.01
Total from investment operations	0.45	7.18	5.67	4.07	0.87
Less distributions:
From net realized gain on investments	(3.44)	(5.29)	(6.43)	(3.60)	(5.18)
Total distributions	(3.44)	(5.29)	(6.43)	(3.60)	(5.18)
Net asset value, end of year	$40.22	$43.21	$41.32	$42.08	$41.61

Total return	2.35%	18.73%	15.19%	10.01%	2.17%

Ratios/supplemental data:
Net assets, end of year (thousands)	$10,052	$10,137	$11,493	$8,861	$8,304
Ratio of expenses to average net assets:
Before fee waiver	1.92%	1.79%	1.76%	1.69%	1.52%
After fee waiver	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment loss to average net assets:
Before fee waiver	(1.31%)	(1.05%)	(0.63%)	(0.72%)	(0.65%)
After fee waiver	(0.57%)	(0.44%)	(0.05%)	(0.21%)	(0.31%)
Portfolio turnover rate	130.82%	87.21%	148.07%	89.68%	50.61%

(1)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Appendix C                                            C-4

PART B
Statement of Additional Information
December 30, 2019
This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of Chase Mid-Cap Growth Fund (the “Target Fund”) into the Chase Growth Fund (the “Acquiring Fund”) (together, the “Funds” or the “Chase Funds”), each a series of Advisors Series Trust (“AST or the “Trust”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated December 30, 2019, of the Funds. As described in the Combined Proxy Statement and Prospectus, a Reorganization would involve the transfer of substantially all the assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund. The Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This Statement of Additional Information dated December 30, 2019 (the “SAI”) is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated December 30, 2019 (the “Proxy Statement”). As described in the Proxy Statement related to the above referenced matter may be obtained AST, on behalf of the Chase Funds, by writing or calling AST at the address and telephone number shown above. This SAI should be read in conjunction with such Proxy Statement.
The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Target Fund and Acquiring Fund, other material incorporated by reference and other information regarding the Chase Funds.

You should rely only on the information contained in this SAI and the Proxy Statement. The Trust has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Incorporation by Reference
The following documents are incorporated by reference into this SAI:

•
The Prospectus and Statement of Additional Information for the Target Fund, dated January 28, 2019, are incorporated by reference to Post-Effective Amendment No. 868 to AST’s Registration Statement on Form N-1A (File No. 811-07959), as filed with the SEC on January 25, 2019.

•
The Prospectus and Statement of Additional Information for the Acquiring Fund, dated January 28, 2019, are incorporated by reference to Post-Effective Amendment No. 868 to AST’s Registration Statement on Form N-1A (File No. 811-07959), as filed with the SEC on January 25, 2019.

•	The Supplement to the Prospectus for the Chase Funds dated October 9, 2019, is incorporated by reference (File No. 333-17391), as filed with the SEC on January 25, 2019.

•
The audited financial statements of the Chase Funds, September 30, 2019, are incorporated by reference into the Annual Report of the Chase for the fiscal year ended September 30, 2019, filed on Form N-CSR (File No. 811-07959) with the SEC on December 9, 2019.

Statement of Additional Information                                1

PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma information provided herein should be read in conjunction with the Annual Report to Shareholders, for the year ended September 30, 2019, for the Target Fund and the Acquiring Fund. The Acquiring Fund will be the accounting and performance survivor.

On September 11-12, 2019, the Funds’ Board of Trustees approved a plan of reorganization (the “Reorganization”) whereby the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. Shareholders of the Target Fund would receive shares of the Acquiring Fund equivalent in value to their investment in the Target Fund at the time of the Reorganization, and the Acquiring Fund then would be dissolved. These events would happen on a single day, which is currently expected to be January 31, 2020. On September 30, 2019, the Chase all-cap equity strategy was more heavily weighted to large-capitalization stocks which the portfolio management team believed were responding better to market conditions at the time. The result is the need to sell almost half of the Target Fund securities which are all characterized as mid-cap equity securities. The all-cap equity strategy includes securities of varying market sizes, however, does not include all the securities held in the Adviser’s large-cap growth and mid-cap growth strategies for portfolio diversification and security weighting purposes. The all-cap strategy is typically comprised of what the Adviser believes to be the best stock ideas across the market cap range and weighted more heavily to the cap range which the Adviser believes will outperform in the current market conditions.

As of September 30, 2019, the net assets of the Target Fund were $21,074,177 and the net assets of the Acquiring Fund were $68,904,558. The net assets of the combined Acquiring Fund as of September 30, 2019 would have been $89,978,735.

The unaudited pro forma information set forth below for the twelve months ended September 30, 2019, is intended to present financial information as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at September 30, 2019, the Funds’ fiscal year end and date of the most recently issued audited financial statements. The information set forth below reflects adjustments made to expenses due to the elimination of duplicate services that would not have occurred if the Reorganization had taken place on the first day of the period described above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. Chase Investment Counsel Corporation (the “Adviser”), not the Funds, will bear the expenses incurred in the Reorganization, which are estimated to amount to $64,219, including the preparation and mailing costs of the Target Fund, and audit and legal fees of both Funds.

On a pro forma basis for the twelve months ended September 30, 2019, the proposed Reorganization would have resulted in the following approximate changes to expenses:

Chase Growth Fund Pro Forma Adjustments(b)
EXPENSES (a)
Investment advisor fees	$160,685
Shareholder servicing fees	$15,369
Administration, accounting, and transfer agent fees and expenses	$(141,951)
Custodian fees	$(6,000)
Insurance fees	$(500)
Registration fees	$(30,308)
Professional fees	$(28,496)
Trustees’ fees and expenses	$(14,600)
Chief Compliance Officer fees	$(5,625)
Miscellaneous expenses	$(8,800)

Total Expenses	$(60,226)

Fees waived and expenses reimbursed (c)	$158,717

Net Expenses	$98,491
(a) The adjustments reflect the elimination of duplicate costs.
(b) True-up to reflect combined Fund expenses, average net assets, and change to expense limitation.

Statement of Additional Information                                2

(c) Because the Acquiring Fund is operating below its expense cap, amounts that were previously paid by the Adviser to maintain the Target Fund’s expenses at its expense cap will no longer be necessary.

The gross expense ratios of the Funds for the twelve months ended September 30, 2019 were as follows.

	Acquiring Fund(1) Chase Growth Fund	Target Fund(1) Chase Mid-Cap Growth
Class N Expense Ratio	1.23%	2.05%
Institutional Class Expense Ratio	1.15%	1.92%

(1)  The Adviser has contractually agreed to waive a portion of its management fees and pay expenses of the Growth Fund and the Mid-Cap Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, leverage interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed 1.15% of the Growth Fund’s, and 1.18% of the Mid-Cap Fund’s, average daily net assets through at least January 31, 2021 for the Growth Fund and through January 31, 2020 for the Mid-Cap Fund. Although the term of each Fund’s operating expenses limitation agreement is indefinite and can only be terminated by the Board, the Adviser has indicated that it cannot continue to subsidize the Mid-Cap Fund beyond January 31, 2020. The Adviser is eligible to request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. However, once the Reorganization is complete, any remaining unreimbursed amounts for the Target Fund will no longer be eligible for recoupment by the Adviser. Any eligible recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board’s independent trustees who oversee the Funds. Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and Fund expenses.

For the year ended September 30, 2019, the Adviser waived $158,717 in fees for the Target Fund and $0 in fees for the Acquiring Fund. At September 30, 2019, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Target Fund and the Acquiring Fund that were eligible for recoupment totaled $438,320 and $0, respectively, no later than the dates stated below. However, once the Reorganization is complete, the unreimbursed amounts for the Target Fund will no longer be eligible for recoupment by the Adviser.

	September 30,
	2020	2021	2022
Chase Mid-Cap Growth Fund (Target Fund)	$137,420	$142,183	$158,717
Chase Growth Fund (Acquiring Fund)	$—	$—	$—

The pro forma combined expense ratios for the twelve months ended September 30, 2019 would have been 1.23% and 1.08% for Class N and the Institutional Class of the Acquiring Fund, respectively.

The Acquiring Fund will be the surviving fund for accounting purposes. The results of operations of the Acquiring Fund for pre-combination periods will not be restated. There will be no significant changes to material contracts as a result of the Reorganization.

No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.
No gain or loss generally is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in termination of the Target Fund.

2.	No gain or loss generally is recognized by the Target Fund’s shareholders upon the exchange of the shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

A fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Neither the Target Fund or Acquiring Fund had capital loss carryforwards for the fiscal year ended September 30, 2019.

Statement of Additional Information                                3

The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Acquiring Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Acquiring Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 - 2018, or expected to be taken in the Acquiring Fund’s 2019 tax returns.

Statement of Additional Information                                4

PART C
OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

Exhibit No.	Exhibit
(1)
Amend and Restated Agreement and Declaration of Trust dated October 18, 2018, was previously filed with the Trust’s Registration Statement on Form N-1A on January 23, 2019, and is incorporated herein by reference.

(2)
Amended and Restated By-Laws dated June 27, 2002, were previously filed with Post-Effective Amendment No. 113 to the Registration Statement on Form N-1A on January 28, 2003, and are incorporated herein by reference.

(3)	Not applicable.
(4)	Form of the Agreement and Plan of Reorganization is attached to Part A of Form N-14 as an appendix (“Appendix A”).
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.
(6)(a)(i)
Investment Advisory Agreement (Growth Fund) dated September 5, 1997, was previously filed with Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A on January 27, 2006, and is incorporated herein by reference.

(6)(a)(ii)
Amendment No. 1 dated June 7, 1999, to the Investment Advisory Agreement (Growth Fund), was previously filed with Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A on January 27, 2006, and is incorporated herein by reference.

(6)(a)(iii)
Amended Schedule A dated January 26, 2007, to the Investment Advisory Agreement (Growth Fund), was previously filed with Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A on January 27, 2009, and is incorporated herein by reference.

(6)(a)(iv)
Amendment to the Investment Advisory Agreement (Growth Fund) dated October 1, 2017, was previously filed with the Post-Effective Amendment No. 808 to the Registration Statement on Form N-1A on Form N-1A on January 25, 2018, and is incorporated herein by reference.

(6)(b)(i)
Investment Advisory Agreement (Mid-Cap Growth Fund) dated July 21, 2004, was previously filed with Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A on January 27, 2009, and is incorporated herein by reference.

(6)(b)(ii)
Amended Schedule A dated January 26, 2007, to the Investment Advisory Agreement (Mid-Cap Growth Fund), was previously filed with Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A on January 27, 2009, and is incorporated herein by reference.

(7)
Distribution Agreement dated August 22, 2006, was previously filed with Post-Effective Amendment No. 257 to the Registration Statement on Form N-1A on January 28, 2008, and is incorporated herein by reference.

Part C                                            1

(8)	Not applicable.
(9)
Amended and Restated Custody Agreement dated December 6, 2012, was previously filed with Post-Effective Amendment No. 474 to the Trust’s Registration Statement on Form N-1A on January 23, 2013, and is incorporated herein by reference.

(10)
Share Marketing Plan (Rule 12b-1 Plan) (Mid-Cap Growth Fund) dated July 21, 2004, was previously filed with Post-Effective Amendment No. 151 to the Registration Statement on Form N-1A on July 22, 2004, and is incorporated herein by reference.

(11)
Opinion and Consent issued by Sullivan & Worcester LLP regarding the validity of shares to be issued, was filed previously with the Registration Statement on Form N-14 on November 25, 2019 and is incorporated herein by reference.

(12)
Form of Opinion and Consent of  Sullivan & Worcester LLP regarding certain tax matters for the Target Fund and the Acquiring Fund, was filed previously with the Registration Statement on Form N-14 on November 25, 2019 and is incorporated herein by reference.

(13)(a)(i)
Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(13)(a)(ii)
Addendum dated August 24, 2007, to the Fund Administration Servicing Agreement, was previously filed with Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A on January 27, 2009, and is incorporated herein by reference.

(13)(a)(iii)
Amendment dated December 5, 2013, to the Fund Administration Servicing Agreement, was previously filed with Post-Effective Amendment No. 563 to the Registration Statement on Form N-1A on January 27, 2014, and is incorporated herein by reference.

(13)(b)(i)
Transfer Agent Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(13)(b)(ii)
Addendum dated March 26, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 282 to the Trust’s Registration Statement on Form N-1A on April 21, 2009, and is incorporated herein by reference.

(13)(b)(iii)
Amendment dated December 5, 2013, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 563 to the Registration Statement on Form N-1A on January 27, 2014, and is incorporated herein by reference.

(13)(c)(i)
Fund Accounting Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(13)(c)(ii)
Amendment dated December 5, 2013, to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 563 to the Registration Statement on Form N-1A on January 27, 2014, and is incorporated herein by reference.

(13)(d)
Form of Amended and Restated Operating Expenses Limitation Agreement (Mid-Cap Growth Fund) dated November 22, 2019, was filed previously with the Registration Statement on Form N-14 on November 25, 2019 and is incorporated herein by reference.

(13)(e)
Form of Amended and Restated Operating Expenses Limitation Agreement (Growth Fund) dated November 22, 2019, was filed previously with the Registration Statement on Form N-14 on November 25, 2019 and is incorporated herein by reference.

(13)(f)
Amended and Restated Shareholder Servicing Plan (Growth Fund) dated May 31, 2016, was previously filed with Post-Effective Amendment No. 747 to the Registration Statement on Form N-1A on January 25, 2017, and is incorporated herein by reference.

(13)(g)
Amended and Restated Shareholder Servicing Plan (Mid-Cap Growth Fund) dated May 31, 2016, was previously filed with Post-Effective Amendment No. 747 to the Registration Statement on Form N-1A on January 25, 2017, and is incorporated herein by reference.

(14)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(15)	Not applicable.
(16)
Power of Attorney (Duree, Mertens, Rebhan, Redwine and Woolson), was previously filed with Post-Effective Amendment No. 866 to the Trust’s Registration Statement on Form N-1A on January 23, 2019, and is incorporated herein by reference.

Part C                                            2

(17)(a)
Prospectus and Statement of Additional Information of the Target Fund dated January 28, 2019 was previously filed with the Trust’s Post-Effective Amendment No. 868 to its Registration Statement on Form N‑1A with the SEC on January 25, 2019 and is incorporated by reference.

(17)(b)
Prospectus and Statement of Additional Information of the Acquiring Fund dated January 28, 2019 was previously filed with the Trust’s Post-Effective Amendment No. 868 to its Registration Statement on Form N‑1A with the SEC on January 25, 2019 and is incorporated by reference.

(17)(c)
The Annual Report on Form N-CSR of Chase Funds for the fiscal year ended September 30, 2019 was previously filed on the Trust’s Form N-CSR with the SEC on December 9, 2019, and is incorporated by reference.

(17)(d)	Proxy Card -- filed herewith.

Item 17. Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganizations required by Item 16(12) of Form N-14 after the closing of the Reorganizations.

Part C                                            3

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin, on December 23, 2019.

ADVISORS SERIES TRUST

By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman
President, Chief Executive Officer and
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed below on December 23, 2019 by the following persons in the capacities indicated.

Signature	Title

*/s/ Gail S. Duree	Trustee
Gail S. Duree

* /s/ David G. Mertens	Trustee
David G. Mertens

* /s/ George J. Rebhan	Trustee
George J. Rebhan

* /s/ Raymond B. Woolson	Trustee
Raymond B. Woolson

* /s/ Joe D. Redwine	President
Joe D. Redwine

/s/ Cheryl L. King	Treasurer, Vice President and Principal Financial Officer
Cheryl L. King

/s/ Jeffrey T. Rauman	President, Chief Executive Officer and Principal Executive Officer
Jeffrey T. Rauman

*By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, Attorney-in-Fact pursuant to Power of Attorney

Part C                                            4

EXHIBIT INDEX

Exhibit
Number    Description

EX. (14)     Consent of Independent Registered Public Accounting Firm (Tait, Weller & Baker LLP)

Part C                                            5